UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07528

Special Opportunities Fund, Inc.
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Andrew Dakos
Brooklyn Capital Management, LLC
Park 80 West
250 Pehle Avenue, Suite 708
Saddle Brook, NJ 10570
(Name and address of agent for service)

Copy to:
Thomas R. Westle, Esq.
Blank Rome LLP
The Chrysler Building
405 Lexington Avenue
New York, NY 10174

1-877-607-0414
Registrant's telephone number, including area code

Date of fiscal year end: 12/31/2012

Date of reporting period:  6/30/2012

Item 1. Reports to Stockholders.

Special Opportunities Fund, Inc.
Semi-Annual Report
For the six months ended
June 30, 2012

Special Opportunities Fund, Inc.

August 21, 2012

Dear Fellow Shareholders:

The long term goal for Special Opportunities Fund is to outperform the market in both absolute and relative terms without assuming excessive risk.  Since the Fund is more risk averse than most funds, it tends to outperform the broad-based indexes in poor or choppy markets and underperform in bull markets.  That pattern held true to form in the first half of 2012, a period in which the stock market turned in a strong performance.  Our fund’s NAV was up 5.87% while the S&P 500 Index gained 9.49%.

The Fund continues to have sizeable exposure to investments that have little or no correlation to the stock market such as special purpose acquisition companies (SPACs) and to a lesser extent, auction rate preferred stock and other special situations.  A flurry of cash generating liquidity events such as tender offers and liquidations have allowed us to add to existing investments that are works in progress and to make some new investments that we think are attractive relative to their risk.  Moreover, in the first half of the year, we saw quite a few developments in our portfolio holdings.  Most were positive and some of them resulted from our efforts to unlock intrinsic value.  Here is an update on some of our larger positions.  Please refer to our previous letters for more background on them.

Gyrodyne Corporation of America (GYRO)

The average cost of our shares of GYRO is about $81.  We are now in the end game.  To briefly recap, in late 2005, New York State appropriated 245.5 acres of Gyrodyne’s property for which it paid $26.3 million.  Gyrodyne sued for additional compensation.  On July 3, 2012, the state, after losing all its appeals, finally paid an additional $167.5 million or more than $112 per share (including interest and litigation expenses) to Gyrodyne.  Management’s next goal is to produce one or more liquidity events.  We expect these efforts to yield between $115 and $135 per share in cash or stock of another company.  As we were finalizing this letter, GYRO announced that it “has engaged Rothschild Inc. as its financial advisor to advise the Company with respect to maximizing shareholder value through one or more potential cash distributions and/or through a potential sale, merger or other strategic combination.”

Liberty All-Star Growth Fund (ASG) and Liberty All-Star Equity Fund (USA)

We purchased most of our shares of these well diversified multi-manager equity funds at a double-digit discount to net asset value.  Each fund makes cash distributions of 1.5% per quarter (6% per annum).  After extensive discussions with the manager about their discounts, on June 26th ASG launched a self-tender offer for 25% of its shares at a 5% discount to NAV.  As a result, the discount narrowed to under 8% and we opportunistically sold some of our shares before

Special Opportunities Fund, Inc.

the tender offer expired.  We tendered the balance and the Fund accepted almost 80% of our shares, a surprisingly high percentage.  Since we saw a low probability of further alpha by holding, we subsequently sold our remaining shares of ASG in the market at a single-digit discount.  USA’s discount, on the other hand, is still greater than 10% and therefore we have continued to accumulate shares.  We intend to resume discussions with management about USA’s discount in the near future.

Myrexis (MYRX)

Myrexis is a biotechnology company focused on the development of new drugs to treat cancer and autoimmune diseases.  Its stock trades at a discount to net cash and it has sizeable net operating losses.  Special Opportunities Fund is part of a group that currently owns about 7.5% of Myrexis’ outstanding shares.

Our original thesis was that Myrexis would likely be sold or dissolved.  However, on May 11th, shareholders were thrown a curve ball when Myrexis announced that it would seek to acquire one or more commercial stage assets.  In connection with its “new strategic direction,” Myrexis suspended development activities on its preclinical and clinical programs and hired an executive team with a successful track record of enhancing shareholder value.  In addition, in order to preserve the sizeable net operating losses shareholders owning more than 5% of the outstanding shares were prohibited from buying more shares.

Investors understandably responded negatively to the news since many of them, including us, had been anticipating a short-term liquidity event.  The stock price fell from about $3.02 to a low of $2.27 on June 18th.  Based upon extensive discussions with management, we concluded the selling was overdone.  While the timetable for a liquidity event has been extended, Myrexis, whose stock is currently trading at about $2.50 per share, still has about $3 per share in cash and no meaningful cash burn.  The new management team was incentivized to create a transaction worth more than $3 per share by utilizing its NOLs to shield future income.  Therefore, we approached management and ultimately reached an agreement that permits our group to acquire up to 9.9% of the outstanding shares.  If a transaction does not happen by mid-2013, Myrexis will likely dissolve and shareholders should receive about $3 per share.  Tragically, a key member of the management team died suddenly last week.  That may make dissolution more likely although it is too soon to say how things will play out.  At its current price, we see Myrexis as a “heads we win a lot, tails we win a little” investment.

Imperial Holdings (IFT)

In our last letter, we said that the Fund had accumulated a stake in an unnamed financial company that was trading for less than half of its intrinsic value due to potential legal problems.  The Imperial Holdings story has the makings of a Hollywood screenplay.  Imperial, which went public in February 2011 at $10.75 per

Special Opportunities Fund, Inc.

share, originally had three primary business segments: (1) premium financing for individual life insurance policies (collateralized by the policies); (2) purchasing life insurance policies or “life settlements”; and (3) purchasing structured settlements, i.e., a future stream of guaranteed payments established to settle a lawsuit.

The first two businesses are fraught with controversy.  Here is why.  Many people let their policies lapse or redeem them for their cash value, which is arbitrarily set low by the insurer.  If no policies ever lapsed or were redeemed for their cash value, insurers would have to raise their premiums significantly which would drive down the demand for life insurance.  Companies like Imperial can adversely impact the profits of the life insurance companies by buying unwanted policies from the original owner because then the policies will almost never lapse.

Looking at it from the other side, a life settlement investor can earn a very good return on capital by buying life insurance policies in the secondary market or by foreclosing on defaulted premium financing loans that were collateralized by policies.  In addition, life insurance agents earn sizeable premiums for selling policies.  These incentives have sometimes led life settlement companies and life insurance agents to encourage applicants to misrepresent their intentions and/or their financial status on insurance applications in order to induce an insurer to issue a policy it would not issue if it knew the truth, i.e., that the intent of the applicant is to sell the policy to an investor rather than to provide for loved ones.  There have even been criminal prosecutions of agents for defrauding insurance companies in this manner.  The so-called STOLI (stranger originated life insurance) problem has cast a cloud over the entire life settlement industry because of the fear that an insurer might refuse to pay the death benefit (and even attempt to keep the premiums) by claiming that the policy was fraudulently procured.  There has been a fair amount of STOLI litigation in recent years and decisions have gone both ways.

Because of the uncertainty as to the long-term viability of Imperial’s business model, its stock did not trade well.  By mid-September 2011, its stock price had fallen to about $6.50.  Then, disaster struck.  On September 27th, sixty armed federal agents conducted a raid of Imperial’s office in Boca Raton, Florida to execute a search warrant obtained by the U.S. Attorney’s Office for the District of New Hampshire.  The focus of the investigation was Imperial’s premium finance business.  Predictably, a number of law firms quickly jumped in with strike suits, i.e., lawsuits brought by small shareholders primarily designed to generate legal fees.  The SEC also weighed in, launching an investigation to determine “whether any violations of federal securities laws have occurred.”

With investors fearing the worst, Imperial’s already depressed stock price quickly collapsed to less than $2 per share where it mostly traded for the rest of the year.  After conducting extensive due diligence, we concluded that, even with its

Special Opportunities Fund, Inc.

obvious problems, the stock was very cheap.  First, its book value as of September 30, 2011, after taking write-downs related to the investigation, was $9.87 per share.  Second, on December 15th, Imperial announced that the government had declared that its CEO, who we knew from a previous transaction, was no longer a target of the investigation.  That suggested that any wrongdoing that may have occurred was not pervasive.  Finally, we saw an opportunity to play a role in unlocking the intrinsic value of the stock.  Thus, we began to accumulate stock at about $1.60 per share and added to our position at higher prices as we gained confidence in our thesis.

A meeting with the board of directors in February led us to question their commitment to maximizing shareholder value.  Our shareholder group then commenced a proxy contest to gain control of the board of directors.  The incumbent directors responded by cancelling the annual meeting of shareholders.  A member of our group then sued the Company to compel it to hold an annual meeting.

All of this background information would amount to little if we did not think we could make money from our investment.  And, so far, we have made money.  On Monday, April 30th Imperial announced that it had entered into a settlement with the U.S. Attorney’s New Hampshire office.  The settlement provided for a payment by Imperial of $8 million, the resignation of one executive (who has thus far not been charged with anything), and an admission of misrepresentations made or facilitated by certain employees in connection with the procurement of life insurance policies prior to January 2009.  In return, the U.S. Attorney agreed not to prosecute Imperial for its involvement in those misrepresentations.  Investors pushed the stock price up 36% that week from $2.95 to $4.02, the biggest weekly percentage gain for any stock on the NYSE.  Since then, Imperial’s stock price has hovered between $3.80 and $4.20.

We think Imperial’s intrinsic value is at least $8 per share.  However, there is plenty of risk and there are big problems to be resolved – including the shareholder lawsuits, the SEC investigation, Imperial’s inability to file timely audited financial statements for 2011, securing the resources to continue to pay the premiums on its valuable life insurance policies, and establishing their validity.

These are serious problems but in our view none of them is insurmountable for a board of directors that is committed to resolving them.  Therefore, as activists, the first order of business was to gain representation on the board, which we did on August 2nd via a settlement of our lawsuit to compel an annual meeting.  Our goal is to resolve Imperial’s problems as expeditiously and cheaply as possible with the ultimate objective of unlocking the intrinsic value of our stock.  We have a lot of work to do and while significant risk exists, the potential monetary rewards for the Fund, if we are successful, more than compensate for that risk.

Special Opportunities Fund, Inc.

In sum, we think Imperial is a classic example of being opportunistic when there is blood in the streets and fear overwhelms investors’ rational assessment of value.  We have already earned a nice profit from our initial investment but, although there are plenty of problems to overcome, we think Imperial’s stock can rise significantly from here.  Now that we have board seats, we can try to help to remove the impediments, which are admittedly formidable, to unlocking Imperial’s much higher intrinsic value.

The New Ireland Fund (IRL)

In our last letter, we said, “We are hopeful for an outcome beneficial to the Fund and all IRL shareholders sometime in 2012.”  On May 14th, IRL launched a self-tender offer for 15% of its outstanding shares at 98% of NAV.  We tendered our shares and were able to sell 41% of our shares at $8.09 per share, a 2% discount to NAV.  We hope to eventually exit from this investment as opportunities present themselves.  As with many of our investments in closed-end funds, we were (and are) agnostic about the prospects for IRL’s NAV.  We are willing to take the chance that the NAV of a closed-end fund can fall more than the value of the discount we are trying to close.  Unfortunately, in this instance, the NAV declined after we bought our shares and we lost money (our average purchase price was $8.30), albeit less than we would have lost by investing in a diversified portfolio of Irish stocks.  Based upon what we knew when we bought our shares, we think we made the correct decision.

American Strategic Income Portfolio Inc. III (CSP)

CSP is a closed-end fund sub-managed by Nuveen that invests a substantial percentage of its assets in whole mortgage loans and to lesser extent, in U.S. Government securities, corporate debt securities, preferred stock issued by real estate investment trusts, and mortgage servicing rights.  CSP’s primary objective is to achieve high levels of current income and its secondary objective is capital appreciation.

CSP has utterly failed to meet its goals.  Nineteen years ago, its IPO was priced at $15.  The stock currently trades at about $7.15 per share, almost 13% below its NAV.  Moreover, CSP has cut its dividend time and again.  The monthly dividend was initially set at 10.63 cents per month.  It now is 3.75 cents per month (6.3% per year on the market price).  As a result, we believe shareholders are likely to support measures to close the discount.  No guarantees but if that were to happen eighteen months from now, we would earn about a 15% per annum return going forward.

We began to accumulate shares of CSP a few months ago with an eye toward pushing for a wind-up.  The impetus was the sale by a long term relatively passive major shareholder of its entire stake.  That left us free to accumulate a large position without the concern that that shareholder might not support our efforts to unlock value.  Our filing group owns more than 10% of CSP’s shares.  We have

Special Opportunities Fund, Inc.

communicated our position to management.  Unless it takes action, we will likely submit a proxy proposal to liquidate CSP at the next annual meeting, which we expect to be held in December.

Auction Rate Preferred Shares

Over the last few years, we purchased a significant amount of ARPs issued by closed-end funds at 80 to 85% of face value.  These securities are extremely safe but they became very hard to sell after the auction market collapsed in early 2008.  Due in part to our proactive approach, we have been able to exit from the bulk of our ARPs positions at or close to face value.  As a result, we have earned near double-digit returns on what are essentially cash equivalents.

Diamond Hill Financial Trends Fund (DHFT)

To briefly recap, DHFT is a small closed-end fund that invests in the securities of financial services companies.  We accumulated a sizeable position at about a 15% discount in the second half of last year after NASDAQ changed its rules to require closed-end funds like DHFT, which did not hold annual meetings, to do so.  Our filing group now owns more than 22% of DHFT’s shares.  Another 10% of the shares is held by large shareholders that would likely support us in a proxy contest.  The current discount is about 8%.  We have had discussions with management regarding the discount.  Given DHFT’s small size and the favorable shareholder base, we think that with a bit more nudging a liquidity event at or close to NAV may be in the cards.

Eaton Vance Risk-Managed Diversified Equity Income Fund (ETJ)1

In our last letter, we said:

The pipeline for future alpha generating investments is robust.  The Fund has been accumulating stock in several closed-end funds that are trading at double-digit discounts and are good targets for activism because their performance has been very poor. . . .  As yet, we have not publicly disclosed any of these potential targets but we are confident that some or all of them will ultimately provide the Fund with true alpha, i.e., unleveraged risk-adjusted outperformance.

ETJ is a new reporting position for us.  A filing group of which the Fund is a member now owns more than 8% of this $900 million (NAV) closed-end fund and it is one of the Fund’s largest holdings.  The discount is currently about 13%.  We purchased most of our shares at a discount of about 15%.  Just before we first publicly disclosed our position on July 19th, we notified management and

1  That is quite a mouthful.  By our count, it has sixteen syllables.

Special Opportunities Fund, Inc.

requested that the board consider measures to narrow the discount.  On August 8th, ETJ announced a plan to buy back up to 10% of the outstanding shares.  That is a start but we suspect more will have to be done.  A number of savvy shareholders own ETJ.  Now that we have put it “in play” they (and we) are unlikely to be satisfied until a liquidity event is announced.

The Thai Capital Fund (TF)

This is another new filing position for us.  On March 8, TF announced that the Board approved the liquidation of the Fund subject to a requirement that stockholders holding 66 2/3% of the outstanding shares of common stock vote for the proposal.  The discount narrowed significantly on the news as arbitrageurs bid up the shares.  On July 2, 2012, TF announced that even though the vast majority of votes cast favored the liquidation proposal, it failed to achieve the super-majority vote (due to shareholder apathy), and that the board would consider other options.  Disappointment with that announcement and the resulting uncertainty caused the discount to widen to about 10%.  We saw an opportunity to aggressively build a position and persuade the board to develop a Plan B to afford shareholders an opportunity to realize net asset value.

The Fund is part of a filing group that quickly amassed 23% of the shares of TF.  As of now, it owns a commanding 38% of TF’s outstanding shares.  Since other shareholders are also looking for liquidity and the board has already agreed to liquidate TF, the only question is how to overcome the onerous 66 2/3 voting requirement.  One way or another, we are reasonably confident that a liquidity event at or close to NAV will be announced this year.  However, if that does not happen, our filing group may seek to gain control of the board and do the job ourselves.

SPACs

SPACs or blank check companies continue to make up a large portion of our portfolio.  In our last letter, we said that we expect to see some announcements of proposed transactions in the first half of this year.  Since then, there has been a flurry of announced transactions.  One such SPAC, Hicks Acquisition, ran out of time and liquidated.  Six other SPACs, including RLJ Acquisition, the SPAC sponsored by Robert L. Johnson, the well known founder of Black Entertainment Television (BET), have announced proposed transactions.  Each has a reasonable chance of being consummated.  If so, we intend to sell or redeem our shares at or above the value of the trust account in order to take any equity risk off the table and to hold the warrants we got as a free kicker in the IPO.  Hopefully, some of the merged companies will gain a following once their shares begin trading publicly.  If so, our warrants should increase in value.

Special Opportunities Fund, Inc.

Bankruptcy Claims

Due to their illiquidity and uncertain payoff, bankruptcy claims offer a fertile opportunity to earn an attractive return that is not correlated with the markets.  The market for bankruptcy claims is particularly inefficient because many creditors need cash quickly and thus cannot wait around for the bankruptcy proceedings to play out.  Consequently, the board recently approved investing up to 5% of the Fund’s total assets in bankruptcy claims.  However, before any bankruptcy claims can be acquired, a fair procedure to allocate them among the clients of the Fund’s advisor must be developed since they are not securities and are generally not divisible among various entities.

Convertible Preferred Shares

Primarily due to an enormous amount of regulatory red tape, it took more than eighteen months but on July 23, 2012 the Fund finally completed an innovative rights offering for a new class of convertible preferred stock at a price of $50 per share. The offering was significantly oversubscribed. The aggregate number of shares issued was 749,086 for which the Fund received a total of $37,454,300 in cash.  The converts have been trading slightly above the issue price and we think that is an indication that we got the terms about right.  To summarize the basic terms, each convert (1) is entitled to receive a quarterly dividend of $0.375 per share or 3% per annum; (2) is convertible into 3 shares of common stock (subject to adjustment for distributions); (3) will be redeemed in five years at $50, and (4) is callable if the net asset value of the common stock reaches $20 per share (subject to adjustment for distributions).

Common shareholders may ultimately experience some modest NAV dilution from conversion.  However, we are hopeful that any such dilution will be offset by earning more than the 3% annual dividend payable on the additional assets.  I should mention that most of the directors now own both the common stock and the converts.

***

We often talk about seeking an edge or an advantage over the average investor because that is necessary to outperform over the long term.  Basically, there are three ways an investment manager can try to get an edge over the competition: acquiring information, processing information, and utilizing the processed information.  It is difficult to gain an edge solely by acquiring information.  After all, most information about publicly traded securities is easily accessible and is usually quickly reflected in market prices.  On the other hand, some people can definitely process the same information better than others and therefore make better investment decisions.  However, there are a lot of smart people trying to do the same thing so it is also tough to gain an edge by better analysis than one’s competitors of the same information.

Special Opportunities Fund, Inc.

While Brooklyn Capital Management attempts to obtain all relevant information about our investments and to process it to make an informed decision about their intrinsic value, we think its primary edge is in utilizing the processed information to unlock that intrinsic value via shareholder activism.  That is tough too but not because of competition.  In fact, activist investors like BCM do not face much competition.  Activism takes a special skill set and a willingness to get one’s hands dirty that the most investment managers lack.  Yet, BCM’s (and its affiliates’) long term results are evidence that its investors have benefitted from its readiness to go the extra mile to unlock the intrinsic value of its investments.  Very few passive investment managers have a better long term track record than BCM (and its affiliates).  In sum, BCM’s activist strategy is a proven formula that has generated superior returns over the past two decades.  It is easy to understand why activism works but hard to execute it.  There are no guarantees in life or in investing.  Yet, if BCM continues to apply its activist investing strategy effectively, we anticipate strong risk-adjusted returns for the Fund for many more years.

Sincerely yours,

Phillip Goldstein
Chairman

Special Opportunities Fund, Inc.

Performance at a glance (unaudited)

Average annual total returns for common stock for the periods ended 6/30/12
Net asset value returns	1 Year	Since 1/25/10	5 years*	10 years*
Special Opportunities Fund, Inc.	0.59%	9.00%	6.29%	5.28%

Market price returns
Special Opportunities Fund, Inc.	0.14%	7.36%	6.21%	5.49%

Index returns
S&P 500 Index	5.45%	11.65%	0.22%	5.33%

Share price as of 6/30/12
Net asset value				$16.95
Market price				$15.11

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s share, when sold, may be worth more or less than their original cost. The Fund’s common stock net asset value (“NAV”) return assumes, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on payable dates for dividends and other distributions payable through December 31, 2009 and reinvested at the NAV on the ex-dividend date for dividends and other distributions payable after December 31, 2009. The Fund’s common stock market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan (which was terminated on January 1, 2010) for dividends and other distributions payable through December 31, 2009 and reinvested at the lower of the NAV or the closing market price on the ex-dividend date for dividends and other distributions payable after December 31, 2009. NAV and market price returns for the period of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

*
The Fund’s investment objective and investment adviser have changed. See Note 1 of the Notes to financial statements for more information about the change in investment objective and see Note 2 of the Notes to financial statements for more information about the change in investment adviser. On January 25, 2010, the Fund began investing using its new investment objective, therefore, performance prior to that date is not relevant.

The S&P 500 Index is a capital weighted, unmanaged index that represents the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

Special Opportunities Fund, Inc.

Portfolio composition as of 6/30/12(1) (unaudited)

	Value	Percent
Investment Companies	$70,351,412	60.96%
Common Stocks	36,527,467	31.65
Corporate Bonds	25,920	0.02
Promissory Notes	450,000	0.39
Structured Life Settlement Notes	532,573	0.46
Warrants	648,292	0.56
Money Market Funds	7,394,443	6.41
Total Investments	$115,930,107	100.45%
Liabilities in Excess of Other Assets	(518,289)	(0.45)
Total Net Assets	$115,411,818	100.00%
(1) As a percentage of net assets.

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2012 (unaudited)

	Shares	Fair Value
INVESTMENT COMPANIES—60.96%
Closed-End Funds—53.30%
Adams Express Company	250,216	$2,639,779
Alpine Global Premier Properties Fund	61,264	387,188
America First Tax Exempt Investors	13,891	73,344
American Strategic Income Portfolio III	509,313	3,585,564
Bancroft Fund, Ltd.	41,401	660,346
Boulder Growth & Income Fund, Inc.	330,287	2,008,145
Boulder Total Return Fund, Inc. (a)	184,149	3,049,507
The China Fund, Inc.	13,603	298,314
Clough Global Opportunities Fund	32,669	351,192
Diamond Hill Financial Trends Fund, Inc.	119,042	1,191,610
Dividend and Income Fund Inc.	13,976	46,959
DWS RREEF Real Estate Fund, Inc. (a)(c)(f)(g)	126,913	11,803
DWS RREEF Real Estate Fund II, Inc. (a)(c)(f)(g)	201,612	28,830
Eaton Vance Risk Managed Diversified Equity Income Fund	857,120	8,785,481
First Opportunity Fund, Inc. (a)	279,106	1,976,070
The GDL Fund	33,327	396,925
Global Income & Currency Fund, Inc.	2,554	33,508
The Greater China Fund, Inc.	171,820	1,836,756
Liberty All-Star Equity Fund, Inc.	1,884,126	8,497,409
Liberty All-Star Growth Fund, Inc.	322,820	1,288,052
Macquarie Global Infrastructure Total Return Fund, Inc.	121,103	2,102,348
Morgan Stanley Asia Pacific Fund, Inc.	27,546	377,105
Morgan Stanley Frontier Emerging Markets Fund, Inc.	63,627	747,617
Neuberger Berman Real Estate Securities Income Fund, Inc.	1,084	4,791
The New Ireland Fund, Inc.	104,104	761,000
Oxford Lane Capital Corporation	10,415	147,060
Royce Focus Trust, Inc.	17,500	109,725
Royce Micro-Cap Trust, Inc.	440,426	3,933,004
Royce Value Trust, Inc.	348,093	4,337,239
Swiss Helvetia Fund, Inc.	84,717	858,183
Taiwan Fund, Inc.	7,307	109,605
The Thai Capital Fund, Inc. (a)	43,372	478,827
The Thai Fund, Inc.	93,783	1,504,279
The Tri-Continental Corporation	387,319	5,991,826
The Zweig Total Return Fund, Inc. (a)	235,935	2,899,644
		61,509,035

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2012 (unaudited)

	Shares	Fair Value
INVESTMENT COMPANIES—(continued)
Auction Rate Preferred Securities—5.34% (b)(c)
Advent Claymore Convertible Securities & Income Fund—Series TH, 1.493%	11	$255,750
BlackRock California Municipal 2018 Term Trust—Series M7, 0.305%	100	2,250,000
BlackRock Municipal 2018 Term Trust—Series W7, 0.289%	100	2,375,000
MFS Investment Grade Municipal Trust—Series M, 0.289%	17	318,750
MFS High Yield Municipal Income Trust—Series F, 0.274%	1	18,750
MFS Municipal Income Trust—Series TH, 0.274%	23	431,250
MFS Municipal Income Trust—Series T, 0.289%	3	56,250
Putnam Managed Municipal Income Trust—Series C, 0.00%	6	225,000
Putnam Municipal Opportunities Trust—Series C, 0.00%	6	112,500
Western Asset Premier Bond Fund—Series M, 0.200%	6	120,000
		6,163,250
Business Development Company—2.32%
Equus Total Return, Inc. (a)	106,919	260,882
MVC Capital, Inc.	186,737	2,418,245
		2,679,127
Total Investment Companies (Cost $66,449,579)		70,351,412

COMMON STOCKS—31.65%
Life Insurance—1.93%
Imperial Holdings, Inc. (a)	581,622	2,227,612

Oil and Gas Field Exploration Services—0.01%
Zion Oil & Gas, Inc. (a)	9,728	15,273

Pharmaceuticals Preparations—1.30%
Myrexis, Inc. (a)	575,537	1,502,152

Real Estate Investment Trusts—2.70%
American Realty Capital Properties, Inc.	77,055	801,372
Gyrodyne Company of America, Inc. (a)	15,132	1,729,739
Healthcare Trust of America, Inc. (a)	58,562	580,935
		3,112,046
Special Purpose Acquisition Vehicle—25.71%
Andina Acquisition Corporation (a)(h)	95,026	914,150
Australia Acquisition Corporation (a)	250,000	2,500,000
Azteca Acquisition Corporation (a)	189,924	1,851,759
BGS Acquisition Corporation (a)(h)	120,615	1,178,409
Blue Wolf Mongolia Holdings Corporation (a)	50,273	482,621
Cazador Acquisition Corporation, Ltd. (a)	200,000	1,890,000

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2012 (unaudited)

	Shares	Fair Value
COMMON STOCKS—(continued)
Special Purpose Acquisition Vehicle—(continued)
China Growth Equity Investment, Ltd. (a)	52,798	$513,197
China VantagePoint Acquisition Company (a)(i)	27,130	159,796
Empeiria Acquisition Corporation (a)(h)	23,586	235,860
Empeiria Acquisition Corporation (a)(h)	182,343	1,816,137
FlatWorld Acquisition Corporation (a)(h)	105,702	1,051,735
Global Cornerstone Holdings, Ltd. (a)(c)(h)	115,935	1,153,553
Global Eagle Acquisition Corporation (a)	54,028	527,854
Hicks Acquisition Company II, Inc. (a)	304,142	3,020,130
JWC Acquisition Corporation (a)(c)	377,578	3,745,573
Lone Oak Acquisition Corporation (a)	81,430	635,968
Nautilus Marine Acquisition Corporation (a)	127,846	1,247,776
Prime Acquisition Corporation (a)	65,008	626,677
RLJ Acquisition, Inc. (a)	273,952	2,709,385
ROI Acquisition Corporation (a)(h)	48,370	459,515
SCG Financial Acquisition Corporation (a)	163,384	1,578,289
Selway Capital Acquisition Corporation (a)(c)	80,000	772,000
Universal Business Payment Solutions Acquisition Corporation (a)	100,000	600,000
		29,670,384
Total Common Stocks (Cost $35,130,968)		36,527,467

	Principal
	Amount
CORPORATE BONDS—0.02%
Washington Mutual, Inc.
0.000%, 09/17/2012 (c)(d)	$3,000,000	15,000
5.250%, 09/15/2017 (c)(d)	1,300,000	10,920
Total Corporate Bonds (Cost $0)		25,920

PROMISSORY NOTES—0.39%
Symbios Holdings, Inc.
15.00%, 07/16/2012 (c)(f)	450,000	450,000
Total Promissory Notes (Cost $450,000)		450,000

STRUCTURED LIFE SETTLEMENT NOTES—0.46%
Cedar Lane Series A-2 Notes (c)(f)	532,573	532,573
Total Structured Life Settlement Notes (Cost $532,573)		532,573

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2012 (unaudited)

	Shares	Fair Value
WARRANTS—0.56%
Andina Acquisition Corporation
Expiration: May 2015
Exercise Price: $0.50 (a)	95,026	$23,757
Australia Acquisition Corporation
Expiration: October 2015
Exercise Price: $11.50 (a)	250,000	27,500
Azteca Acquisition Corporation
Expiration: April 2018
Exercise Price: $12.50 (a)	189,924	41,783
Blue Wolf Mongolia Holdings Corporation
Expiration: July 2016
Exercise Price: $12.00 (a)(c)	50,273	34,186
Cazador Acquisition Corporation, Ltd.
Expiration: October 2015
Exercise Price: $7.50 (a)	228,491	34,273
China Growth Equity Investment, Ltd.
Expiration: February 2013
Exercise Price: $12.00 (a)	52,798	18,479
Empeiria Acquisition Corporation
Expiration: December 2017
Exercise Price: $11.50 (a)	182,343	18,234
FlatWorld Acquisition Corporation
Expiration: September 2012
Exercise Price: $11.00 (a)	135,950	28,550
Hicks Acquisition Company II, Inc.
Expiration: July 2017
Exercise Price: $12.00 (a)	200,000	100,000
JWC Acquisition Corporation
Expiration: November 2015
Exercise Price: $11.50 (a)(c)	150,000	81,000
Lone Oak Acquisition Corporation
Expiration: March 2016
Exercise Price: $5.00 (a)	81,430	16,286
Nautilus Marine Acquisition Corporation
Expiration: July 2016
Exercise Price: $11.50 (a)	127,846	15,342
Prime Acquisition Corporation
Expiration: March 2016
Exercise Price: $7.50 (a)	51,442	18,519
RLJ Acquisition, Inc.
Expiration: February 2016
Exercise Price: $12.00 (a)	436,744	109,186

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2012 (unaudited)

	Shares	Fair Value
WARRANTS—(continued)
ROI Acquisition Corporation
Expiration: February 2017
Exercise Price: $120.00 (a)(c)	48,370	$25,152
SCG Financial Acquisition Corporation
Expiration: May 2016
Exercise Price: $11.50 (a)	154,865	19,358
Selway Capital Acquisition Corporation
Expiration: November 2016
Exercise Price: $0.75 (a)(c)	80,000	25,600
Universal Business Payment Solutions Acquisition Corporation
Expiration: May 2017
Exercise Price: $6.90 (a)	100,000	10,300
Zion Oil & Gas, Inc.
Expiration: August 2012
Exercise Price: $3.50 (a)	20,170	787
Total Warrants (Cost $978,970)		648,292

MONEY MARKET FUNDS—6.41%
Fidelity Institutional Government Portfolio—Class I, 0.020% (e)	3,697,186	3,697,186
Fidelity Institutional Tax-Exempt Portfolio—Class I, 0.080% (e)	3,697,257	3,697,257
Total Money Market Funds (Cost $7,394,443)		7,394,443
Total Investments (Cost $110,936,533)—100.45%		115,930,107
Liabilities in Excess of Other Assets—(0.45)%		(518,289)
TOTAL NET ASSETS—100.00%		$115,411,818

Percentage are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	The coupon rates shown represent the rates at June 30, 2012.
(c)	Fair valued securities. The total market value of these securities was $12,968,440, representing 11.24% of net assets.
(d)	Default or other conditions exist and security is not presently accruing income.
(e)	The rate shown represents the 7-day yield at June 30, 2012.
(f)	Illiquid security. The total market value of these securities was $1,023,206 representing 0.89% of net assets.
(g)	Security currently undergoing a full liquidation with all proceeds paid out to shareholders.
(h)	Each unit consists of one share of common stock and one warrant.
(i)	Each unit consists of one share of common stock, one half of a non-transferrable warrant and one half of a transferrable warrant.

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

Special Opportunities Fund, Inc.

Statement of assets and liabilities—June 30, 2012 (unaudited)

Assets:
Investments, at value (cost—$110,936,533)	$115,930,107
Cash	6,207
Dividends and interest receivable	47,890
Receivable for investments sold	423,412
Other assets	8,664
Total assets	116,416,280

Liabilities:
Payable for investments purchased	821,309
Payable to Adviser	93,119
Accrued directors fees	4,001
Accrued expenses and other liabilities	86,033
Total liabilities	1,004,462
Net assets applicable to common shareholders	$115,411,818

Net assets applicable to common shareholders:
Common stock—$0.001 par value per common share; 199,995,800 shares authorized;
6,809,867 shares issued and outstanding, 13,818,496 shares held in treasury	$301,974,125
Cost of shares held in treasury	(195,827,523)
Accumulated undistributed net investment income	880,756
Accumulated net realized gain from investment activities	3,390,886
Net unrealized appreciation of investments	4,993,574
Net assets applicable to common shareholders	$115,411,818
Net asset value per common share ($115,411,818 applicable to
6,809,867 common shares outstanding)	$16.95

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statement of operations

For the six
months ended
June 30, 2012
(unaudited)
Investment income:
Dividends	$1,589,001
Interest	209,878
Total investment income	1,798,879

Expenses:
Investment advisory fees	569,734
Professional fees and expenses	124,559
Directors’ fees and expenses	66,139
Administration fees and expenses	45,860
Stock exchange listing fees	27,583
Compliance fees and expenses	23,068
Accounting fees and expenses	18,368
Reports and notices to shareholders	15,596
Insurance fees	12,154
Custody fees and expenses	7,296
Transfer agency fees and expenses	5,827
Other expenses	1,939
Total expenses	918,123
Net investment income	880,756

Net realized and unrealized gains from investment activities:
Net realized gains from:
Investments	3,159,196
Distributions received from investment companies	53,924
Net change in unrealized appreciation of investments	2,443,756
Net realized and unrealized gains from investment activities	5,656,876
Net increase in net assets applicable to common shareholders
resulting from operations	$6,537,632

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statement of cash flows

For the six
months ended
June 30, 2012
(unaudited)
Cash flows from operating activities:
Net increase in net assets applicable to common shareholders	$6,537,632
Adjustments to reconcile net increase in net assets applicable to common shareholders resulting from operations to net cash provided by operating activities:
Purchases of investments	(32,706,255)
Proceeds from sales of investments	37,745,033
Net purchases and sales of short-term investments	(3,991,975)
Amortization and accretion of premium and discount	(1,694)
Decrease in dividends and interest receivable	186,877
Increase in receivable for investments sold	(387,274)
Decrease in other assets	10,275
Decrease in payable for investments purchased	(824,715)
Increase in payable to Adviser	1,475
Increase in payable to directors	4,001
Decrease in accrued expenses and other liabilities	(22,483)
Net realized gains from investments	(3,159,196)
Net change in unrealized depreciation of investments	(2,443,756)
Net cash provided by operating activities	947,945

Cash flows from financing activities:
Cash dividends paid to common shareholders	(1,564,311)
Net cash used in financing activities	(1,564,311)
Net change in cash	$(616,366)

Cash:
Beginning of period	622,573
End of period	$6,207

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment
of distributions of	$2,010,594

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statements of changes in net assets applicable to common shareholders

	For the six
	months ended	For the
	June 30, 2012	year ended
	(unaudited)	December 31, 2011
From operations:
Net investment income	$880,756	$1,459,558
Net realized gains from investments and
distributions received from investment companies	3,213,120	5,664,446
Net change in unrealized appreciation (depreciation) of investments	2,443,756	(6,316,741)
Net increase in net assets resulting from operations	6,537,632	807,263

Dividends paid to common shareholders from:
Net investment income	—	(1,760,646)
Net realized gains from investment activities	—	(1,814,259)
Total dividends and distributions paid to common shareholders	—	(3,574,905)

Capital Share Transactions (Note 5)
Reinvestment of distributions	2,010,594	—
Net increase in net assets from capital share transactions	2,010,594	—
Net increase (decrease) in net assets
applicable to common shareholders	8,548,226	(2,767,642)

Net assets applicable to common shareholders:
Beginning of period	106,863,592	109,631,234
End of period	$115,411,818	$106,863,592
Accumulated undistributed net investment income	$880,756	$—

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Financial highlights

Selected data for a share of common stock outstanding throughout each period is presented below:

	For the six
	months ended
	June 30, 2012
	(unaudited)
Net asset value, beginning of period	$16.01
Net investment income	0.13	(2)
Net realized and unrealized gains (losses) from investment activities	0.81
Common share equivalent of dividends and distributions
paid to auction preferred shareholders from:
Net investment income	—
Net realized gains from investment activities	—
Total dividends and distributions paid to auction preferred shareholders	—
Net increase (decrease) from operations	0.94
Dividends and distributions paid to common shareholders from:
Net investment income	—
Net realized gains from investment activities	—
Total dividends and distributions paid to common shareholders	—
Net asset value, end of period	$16.95
Market value, end of period	$15.11
Total net asset value return(3)	5.87%
Total market price return(4)	4.21%

Ratio to average net assets attributable to common shares:
Total expenses, net of fee waivers by investment advisor and
administrator including interest expense and fees on floating rate notes	1.61	%(5)(7)
Total expenses, before fee waivers by investment advisor and
administrator including interest expense and fees on floating rate notes	1.61	%(5)(7)
Total expenses, net of fee waivers by investment advisor and
administrator excluding interest expense and fees on floating rate notes	1.61	%(5)(7)
Net investment income before dividends paid to auction preferred shareholders	1.55	%(2)(5)
Dividends paid to auction preferred shareholders from net investment income	—
Net investment income available to common shareholders	1.55	%(2)(5)

Supplemental data:
Net assets applicable to common shareholders, end of period (000’s)	$115,412
Portfolio turnover	30%
Asset coverage per share of auction preferred shares, end of period	$—

Special Opportunities Fund, Inc.

				For the nine
For the years ended				months ended
December 31,				December 31,		For the years ended March 31,
2011		2010		2009		2009		2008	2007
$16.42		$14.26		$13.05		$13.71		$14.96	$14.70
0.22	(1)(2)	0.04	(1)(2)	0.52	(1)	0.88	(1)	0.97 (1)	0.94 (1)
(0.10)		2.15		1.24		(0.70)		(1.22)	0.33

—		—		(0.02)		(0.25)		(0.39)	(0.34)
—		—		—		—		(0.01)	(0.02)
—		—		(0.02)		(0.25)		(0.40)	(0.36)
0.12		2.19		1.74		(0.07)		(0.65)	0.91

(0.26)		(0.03)		(0.53)		(0.59)		(0.58)	(0.62)
(0.27)		—		—		—		(0.02)	(0.03)
(0.53)		(0.03)		(0.53)		(0.59)		(0.60)	(0.65)
$16.01		$16.42		$14.26		$13.05		$13.71	$14.96
$14.50		$14.75		$14.09		$11.37		$12.38	$13.48
0.85%		15.36%		13.51%		(0.39)%		(4.52)%	6.31%
1.89%		4.90%		29.00%		(3.32)%		(3.86)%	8.83%

1.51	%(7)	1.50	%(7)	1.03	%(5)(6)	1.73	%(6)	1.18%	1.25%

1.51	%(7)	1.67	%(7)	1.92	%(5)(6)	2.62	%(6)	1.88%	1.88%

1.51	%(7)	1.50	%(7)	0.99	%(5)	1.59%		1.18%	1.25%
1.32	%(2)	0.26	%(2)	5.00	%(5)	6.71%		6.66%	6.32%
—		—		0.20	%(5)	1.87%		2.68%	2.31%
1.32	%(2)	0.26	%(2)	4.80	%(5)	4.84%		3.98%	4.01%

$106,864		$109,631		$294,133		$269,266		$282,886	$308,552
55%		73%		7%		27%		30%	39%
$—		$—		$—		$136,860		$117,354	$123,465

Special Opportunities Fund, Inc.

Financial highlights

(1)	Calculated using the average shares method.
(2)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(3)
Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each period reported and a sale at the current net asset value on the last day of each period reported, and assuming reinvestment of dividends and other distributions at the net asset value on the payable date for dividends and other distributions payable through December 31, 2009 and reinvested at the NAV on the ex-dividend date for dividends and other distributions payable after December 31, 2009.  Total investment return based on net asset value is hypothetical as investors can not purchase or sell Fund shares at net asset value but only at market prices. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

(4)
Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and other distributions to common shareholders at prices obtained under the Fund’s Dividend Reinvestment Plan (which was terminated on January 1, 2010) for dividends and other distributions payable through December 31, 2009 and reinvested at the lower of the NAV or the closing market price on the ex-dividend date for dividends and other distributions payable after December 31, 2009. Total investment return does not reflect brokerage commissions and has not been annualized for the period of less than one year. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

(5)	Annualized.
(6)
Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions was included in income from investment operations.

(7)	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

Note 1
Organization and significant accounting policies
Special Opportunities Fund, Inc. (formerly, Insured Municipal Income Fund Inc.) (the “Fund”) was incorporated in Maryland on February 18, 1993, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a closed-end diversified management investment company.  Effective December 21, 2009, the Fund changed its name to the Special Opportunities Fund, Inc. and changed its investment objective to total return.  There can be no assurance that the Fund’s investment objective will be achieved.  The Fund’s previous investment objective was to achieve a high level of current income that was exempt from federal income tax, consistent with the preservation of capital.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with Accounting Standards Codification Topic 105 Generally Accepted Accounting Principals requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements. The following is a summary of significant accounting policies:

Valuation of investments—The Fund calculates its net asset value based on the current market value for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers.  Independent pricing sources may use last reported sale prices or if not available the most recent bid price, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. If a market value is not available from an independent pricing source or a broker-dealer for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s fair value.

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

The auction rate preferred securities and the structured life settlement notes are valued at cost, unless other observable market events occur.  The purchase price, or cost, of these securities is arrived at through an arms length transaction between a willing buyer and seller in the secondary market and is indicative of the value on the secondary market.  Current transactions in similar securities in the marketplace are evaluated.  Factors for other securities may include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. If events occur that materially affect the value of securities between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities may be fair valued. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board or its delegate determines that this does not represent fair value.

The Fund has adopted fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various input and valuation techniques used in measuring fair value. Fair value inputs are summarized in the three broad levels listed below:

Level 1—	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2—
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Fund adopted Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-04 (“ASU 2011-04”), Fair Value Measurement:  Amendments to Achieve Common Fair Value Measurements and Disclosure Requirements in U.S. GAAP and IFRS, which, among other things, clarifies existing disclosure requirements provided by ASC 820 regarding the level of disaggregation and the inputs and valuation techniques used to measure fair value.

The significant unobservable inputs used in fair value measurement of the Fund’s investment companies, corporate bonds, promissory notes, and structured finance notes are (1) cost and (2) indicative bids or price ranges from dealers, brokers, or market makers. Significant changes in any of these inputs in isolation may result in a change in fair value measurement.

In accordance with procedures established by the Fund’s Board of Directors, the Adviser shall initially value non-publicly-traded securities (for which a current market value is not readily available) at their acquisition cost less related expenses, where identifiable, unless and until the Adviser determines that such value does not represent fair value.

The Adviser sends a memorandum to the Chairman of the Valuation Committee with respect to any non-publicly-traded securities that are valued using a method other than cost detailing the reason, factors considered, and impact on the Fund’s NAV.  If the Chairman determines that such fair valuation(s) require the involvement of the Valuation Committee, a special meeting of the Valuation Committee is called as soon as practicable to discuss such fair valuation(s).  The Valuation Committee of the Board consists of at least two non-interested Directors, as defined by the Investment Company Act of 1940.

At each regular quarterly Board meeting, the Adviser delivers a written report (the “Quarterly Report”) to the Board regarding any recommendations of fair valuation during the past quarter, including fair valuations which have not changed.  The Board reviews the Quarterly Report and discusses the valuation of the fair valued securities.

The Valuation Committee reviews all Quarterly Reports and any other interim reports, and reviews and approves the valuation of all fair valued securities.  This review includes a review and discussion of an updated fair valuation summary with appropriate levels of representatives of the Adviser’s management.

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012 in valuing the Fund’s investments:

	Quoted Prices in
	Active Markets
	for Identical	Significant Other	Unobservable
	Investments	Observable Inputs	Inputs
	(Level 1)	(Level 2)	(Level 3)	Total
Investment Companies	$64,147,529	$—	$6,203,883	$70,351,412
Common Stocks	15,686,598	15,169,743	5,671,126	36,527,467
Corporate Bonds	—	—	25,920	25,920
Promissory Notes	—	—	450,000	450,000
Structured Life Settlement Notes	—	—	532,573	532,573
Warrants	283,603	279,751	84,938	648,292
Money Market Funds	7,394,443	—	—	7,394,443
Total	$87,512,173	$15,449,494	$12,968,440	$115,930,107

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Balance as of December 31, 2011	$15,065,966
Accrued discounts / premiums	—
Realized gain (loss)	1,484,938
Change in unrealized appreciation (depreciation)	(1,103,139)
Purchases	1,882,853
Sales	(10,119,010)
Transfers in and / or out of Level 3	5,756,832
Balance as of June 30, 2012	$12,968,440

During the period ended June 30, 2012, there were no transfers into and out of Levels 1 and 2. Transfers between levels are recognized at the end of the reporting period.

During the six months ended June 30, 2012, there were no transfers into and out of Levels 1 and 2.  Transfers between levels are recognized at the end of the reporting period.

In December 2011, FASB issued ASU 2011-11 related to disclosures about offsetting assets and liabilities.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.  The

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

guidance requires retrospective application for all comparative periods presented.  The Adviser is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

Concentration risk—The Fund invested 5.34% of its net assets in auction rate preferred securities as of June 30, 2012.  An active market for auction rate preferred securities does not exist.  There is no guarantee that the Fund could receive the fair value price for these securities if it tried to sell them in the secondary market.

Investment transactions and investment income—Investment transactions are recorded on the trade date.  Realized gains and losses from investment transactions are calculated using the identified cost method.  Interest income is recorded on an accrual basis.  Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Dividends and distributions—Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually.  Dividends and distributions to common shareholders are recorded on the ex-dividend date.  The amount of dividends from net investment income and distributions from net realized capital gains was determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.  These “book/tax” differences are either considered temporary or permanent in nature.  To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Note 2
Investment adviser and administrator
Effective October 19, 2009, the Board appointed Brooklyn Capital Management, LLC (“Brooklyn”) as the interim investment adviser to the Fund.  At a Special Meeting of Shareholders held on December 10, 2009, shareholders approved an investment advisory agreement between the Fund and Brooklyn.  In accordance with the investment advisory agreement, the Fund is obligated to pay Brooklyn a monthly investment advisory fee at an annual rate of 1.00% of the Fund’s average weekly net assets.  The Fund entered into an administrative services agreement (the “Administration Agreement”) with U.S. Bancorp Fund Services, LLC (the “Administrator”), which was effective on October 19, 2009.

Note 3
Auction preferred shares
The Fund was subject to certain restrictions relating to the APS.  Failure to comply with these restrictions could have precluded the Fund from declaring any

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

distributions to common shareholders or repurchasing common shares and/or could have triggered the mandatory redemption of APS at liquidation value.

All APS were redeemed in October 2009.

Note 4
Purchases and sales of securities
For the six months ended June 30, 2012, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $32,706,255 and $37,745,033, respectively.  The Fund did not have any purchases or sales of U.S. government securities during the six months ended June 30, 2012.

Note 5
Capital share transactions
For the six month period ended June 30, 2012, the Fund issued $133,417 shares for the reinvestment of distributions.  During the year ended December 31, 2011, the Fund did not have any capital share transactions.

Note 6
Federal tax status
The Fund intends to distribute its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies.  Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund would not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal year ended December 31, 2011 and the year ended December 31, 2010 were as follows:

	For the	For the
	year ended	year ended
Distributions paid from:	December 31, 2011	December 31, 2010
Tax-exempt income	$—	$184,078
Ordinary income	1,939,242	16,215
Long-term capital gains	1,635,663	—
Total distributions paid	$3,574,905	$200,293

The Fund designated as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits for the Fund related to net capital gains to zero for the year ended December 31, 2011.

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

The following information is presented on an income tax basis as of December 31, 2011:

Tax cost of investments	$108,864,729
Unrealized appreciation	5,712,186
Unrealized depreciation	(3,204,651)
Net unrealized appreciation	2,507,535
Undistributed ordinary income	40,663
Undistributed long-term gains	179,386
Total distributable earnings	220,049
Other accumulated losses and other temporary differences	—
Total accumulated losses	2,727,584

To reflect reclassifications arising from permanent “book/tax” differences for the year ended December 31, 2011, the Fund’s accumulated undistributed net investment income (loss) was decreased by $27,300 and accumulated net realized gain from investment activities was decreased by $27,300.

For the year ended December 31, 2011, the Fund did not have any liabilities for any unrecognized tax positions. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of operations. During the year ended December 31, 2011, the Fund did not incur any interest or penalties.

Each of the tax years in the three year period ended December 31, 2009, December 31, 2010 and the year ended December 31, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Note 7
Subsequent events
The holders of Special Opportunities Fund, Inc. common stock as of June 15, 2012, were distributed transferable rights to purchase up to an aggregate of 680,987 shares of 3.00% convertible preferred stock, Series A, par value $0.001 per share (“Convertible Preferred Stock”).  The shares of Convertible Preferred Stock will be convertible into shares of common stock at a conversion rate of three shares of common stock for each share of Convertible Preferred Stock, subject to adjustment upon the occurrence of certain events.  The commencement of the rights offering included terms that if the net asset value of the Fund’s common stock reaches $20 per share (adjusted for any distributions made to common stockholders), the Fund’s Board of Directors may redeem the convertible preferred stock at a price of $50 per share, subject to the Fund providing convertible preferred stockholders with at least 30 days notice.

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

On July 9, 2012, the Board of Directors of Special Opportunities Fund, Inc. approved the extension of the expiration date for the rights offering to purchase shares of a newly designated class of convertible preferred stock from July 9, 2012 to July 23, 2012.

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date of the financial statements were available to be issued.  The Fund has determined that there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

Special Opportunities Fund, Inc.

General information (unaudited)

The Fund
Special Opportunities Fund, Inc. (the “Fund”) is a diversified, closed-end management investment company whose common shares trade on the New York Stock Exchange (“NYSE”).  The Fund’s NYSE trading symbol is “SPE.”  On April 21, 2010 the Fund’s symbol changed from “PIF” to “SPE.”  Comparative net asset value and market price information about the Fund is available weekly in various publications.

Annual meeting of shareholders held on September 20, 2012
The Fund will be holding an annual meeting of shareholders on September 20, 2012 to vote on the following matters:

(1)	To elect six directors to serve until the annual meeting of stockholders in 2013 and until their successors are elected and qualify or until they resign or are otherwise removed;

(2)	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Quarterly Form N-Q portfolio schedule
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-877-607-0414.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-877-607-0414, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

The following table sets forth the directors and officers of the Fund, his name, address, age, position with the Fund, term of office and length of service with the Fund, principal occupation or employment during the past five years and other directorships held at June 30, 2012.

		Term of		Number of
		Office		Portfolios
		and		in Fund	Other
	Position(s)	Length	Principal Occupation	Complex	Directorships
Name, Address	Held with	of Time	During the Past	Overseen	held by
and Age*	the Fund	Served	Five Years	by Director**	Director

INTERESTED DIRECTOR

Andrew Dakos***	President	1 year;	Principal and Chief Compliance	1	Director, Mexico
(46)	as of	Since	Officer of the Adviser; Principal		Equity and Income
	October	2009	of the general partner of several		Fund, Inc.; Director,
	2009.		private investment partnerships		Brantley Capital
			in the Bulldog Investors group		Corporation.
of funds.

Phillip Goldstein***	Chairman	1 year;	Principal of the Adviser; Principal	1	Chairman, Mexico
(67)	and	Since	of the general partner of several		Equity and Income
	Secretary	2009	private investment partnerships		Fund, Inc.;
	as of		in the Bulldog Investors group		Chairman,
	October		of funds.		Brantley Capital
	2009.				Corporation;
Director, ASA Ltd;
Director, Korea
Equity and Income
Fund, Inc.

Gerald Hellerman****	Chief	1 year;	Managing Director of Hellerman	1	Director, Mexico
(74)	Compliance	Since	Associates (a financial and		Equity and Income
	Officer	2009	corporate consulting firm).		Fund, Inc.; Director,
	and Chief				Brantley Capital
	Financial				Corporation;
	Officer as of				Director, MVC
	January				Capital, Inc.;
	2010.				Director, Old
Mutual Absolute
Return and
Emerging
Managers Fund
Complex, Director
Ironsides Partners
Opportunity
Offshore Fund Ltd.

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

		Term of		Number of
		Office		Portfolios
		and		in Fund	Other
	Position(s)	Length	Principal Occupation	Complex	Directorships
Name, Address	Held with	of Time	During the Past	Overseen	held by
and Age*	the Fund	Served	Five Years	by Director**	Director

INDEPENDENT DIRECTORS

James Chadwick	—	1 year;	Managing Director of Main	1	None
(39)		Since	Street Investment Partners,
		2009	LLC (private equity firm);
Managing Director of Opus
Partners, LLC (private equity
firm); Managing Director of
Harlingwood Equity Partners LP;
Managing Partner of Chadwick
Capital Management.

Ben Harris	—	1 year;	Chief Financial Officer and	1	None
(43)		Since	General Counsel of NHI II, LLC
		2009	and NBC Bancshares, LLC;
Investment Professional of MVC
Capital, Inc. and The Tokarz
Group Advisers, LLC.

Charles C. Walden	—	1 year;	President and Owner of Sound	1	Lead Trustee, Third
(68)		Since	Capital Associates, LLC		Avenue Funds
		2009	(consulting firm); Chief		(fund complex
			Investment Officer of Knights		consisting of five
			of Columbus (fraternal benefit		funds and one
			society selling life insurance and		variable series
			annuities).		trust).

OFFICERS

Andrew Dakos***	President	1 year;	Principal and Chief Compliance	n/a	n/a
(46)	as of	Since	Officer of the Adviser; Principal
	October	2009	of the general partner of several
	2009.		private investment partnerships
in the Bulldog Investors group
of funds.

Rajeev Das	Vice-	1 year;	Principal, Bulldog Investors, a	n/a	n/a
(43)	President	Since	group of Investment Funds;
	and	2009	Managing member of the
	Treasurer		General Partner of Opportunity
	as of		Income Plus L.P., an investment
	October		fund.
2009.

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

		Term of		Number of
		Office		Portfolios
		and		in Fund	Other
	Position(s)	Length	Principal Occupation	Complex	Directorships
Name, Address	Held with	of Time	During the Past	Overseen	held by
and Age*	the Fund	Served	Five Years	by Director**	Director

Phillip Goldstein***	Chairman	1 year;	Principal of the Adviser;	n/a	n/a
(67)	and	Since	Principal of the general partner
	Secretary	2009	of several private investment
	as of		partnerships in the Bulldog
	October		Investors group of funds.
2009.

Gerald Hellerman****	Chief	1 year;	Managing Director of Hellerman	n/a	n/a
(74)	Compliance	Since	Associates (a financial and
	Officer	2009	corporate consulting firm).
and Chief
Financial
Officer as of
January
2010.

*	The address for all directors and officers is c/o Special Opportunities Fund, Inc., 615 East Michigan Street, Milwaukee, WI 53202.
**	The Fund Complex is comprised of only the Fund.
***
Messrs. Dakos and Goldstein are each considered an “interested person” of the Fund within the meaning of the 1940 Act because of their affiliation with Brooklyn Capital Management, LLC, the Adviser and their positions as officers of the Fund.

****
Mr. Hellerman is considered an “interested person” of the Fund within the meaning of the 1940 Act because he serves as the Fund’s Chief Compliance Officer and Chief Financial Officer.  Mr. Hellerman is not affiliated with Brooklyn Capital Management, LLC.

Special Opportunities Fund, Inc.

Board approval of investment advisory agreement (unaudited)

At its in-person meeting held on December 6, 2011, the Board of Directors (the “Board”) of Special Opportunities Fund, Inc. (the “Fund”), including the Directors who are not “interested persons” of the Fund, as such term is defined in the Investment Company Act of 1940, (the “Independent Directors”), voted to continue the investment advisory agreement (the “Advisory Agreement”) between the Fund and Brooklyn Capital Management, LLC (the “Adviser”). The Board received and discussed a memorandum from the Fund’s independent legal counsel regarding the duties and responsibilities of the Board and the Independent Directors under the Investment Company Act of 1940 in reviewing advisory contracts.

The Independent Directors had met previously on December 2, 2011 in executive session with independent counsel, evaluated the quality of services to be provided by the Adviser to the Fund and the compensation proposed to be paid by the Adviser. The Independent Directors also considered the Fund’s fees and expenses in relation to other funds. The Independent Directors also considered the Adviser’s responses to the 15(c) questionnaire, which included: (1) Financial Information of the Investment Adviser (2) Personnel and Services Provided to the Fund (3) Investment Advice and Performance (4) Brokerage Practices and Allocation of Portfolio Transactions (5) Fees, Other Benefits and Profitability (6) Revenue Sharing and (7) the Compliance Program of the Adviser.

The Independent Directors evaluated each of these factors based on their own direct experience with the Adviser and in consultation with their independent counsel. None of these factors was determinative in the Board’s decision to approve the Advisory Agreement, but each was a factor in the Independent Directors’ consideration. The Directors reviewed the fees being paid by the Fund and determined they were reasonable in light of the services being rendered and given the experience and commitment of the Adviser.  Greater detail regarding the Independent Directors’ consideration of these factors is set forth below.

In assessing the quality of the portfolio management delivered by the Adviser, the Independent Directors also compared the short-term and long-term performance of the Fund on both an absolute basis and in comparison with its peer group and its benchmark index, as constructed by data provided by Morningstar, Inc., and assembled by the Fund’s administrative services agent, U.S. Bancorp Fund Services, LLC (the “Fund Administrator”), independently from the Adviser. The Independent Directors noted the performance figures for the Fund.

In addition, the Independent Directors discussed and considered materials which had been distributed to them in advance of the December 2, 2011 meeting [and Board meeting] and prepared by the Adviser in response to the questionnaire provided by Fund counsel with respect to certain matters that counsel believed relevant to the annual continuation of the Advisory Agreement under Section 15

Special Opportunities Fund, Inc.

Board approval of investment advisory agreement (unaudited)

of the Investment Company Act. These materials included, among other things, information regarding: (a) the Adviser’s financial soundness; (b) information on the cost to the Adviser of advising the Fund and the Adviser’s profitability in connection with such advisory services; (c) information on economies of scale (if any) resulting from growth of the Fund’s assets; (d) the timeliness, adequacy and quality of information supplied by the Adviser in response to the requests of the Independent Directors; (e) the disclosures and responses in Parts I and II of the Adviser’s Form ADV registration as filed with the SEC; (f) the Adviser’s policy with respect to proxy voting; (g) the Adviser’s brokerage allocation; (h) the Adviser’s insurance arrangements, both for the Fund and the Adviser’s other clients; (i) regulatory issues; (j) the Adviser’s compliance program and chief compliance officer; and (k) other material factors affecting the Adviser.

After reviewing these materials, the Independent Directors assessed the overall quality of services provided to the Fund. The Board considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of the portfolio manager and other key personnel at the Adviser involved in the day-to-day activities of the Fund. The Board also considered the operational strength of the Adviser. The Independent Directors also reviewed the structure of the Adviser’s compliance procedures and their effectiveness. The Independent Directors also noted any services that extended beyond portfolio management, and they considered the favorable history, reputation, qualification and background of the Adviser, as well as the qualifications of its personnel and financial condition. The Independent Directors concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedure essential to performing its duties under its Advisory agreement and that the nature, overall quality, and extent of the management services were satisfactory.

The Independent Directors then discussed in greater detail, with the assistance of the Fund’s Chief Compliance Officer (the “CCO”), the Adviser’s handling of compliance matters. The CCO reported to the Independent Directors on the effectiveness of the Adviser’s compliance program. The CCO noted that the Adviser had provided certifications that: (a) it had adopted a Code of Ethics conforming to applicable regulatory requirements; and (b) it had adopted procedures reasonably necessary to prevent its access persons from violating its Code of Ethics, to which the CCO offered his own certification that the Codes were compliant with applicable regulations. The Independent Directors also discussed the Adviser’s business continuity plan. After reviewing the Adviser’s compliance policies and procedures with respect to the Fund, based on the assurances and information provided to them by the CCO, the Independent Directors concluded that the Adviser’s policies and procedures were satisfactory.

Special Opportunities Fund, Inc.

Board approval of investment advisory agreement (unaudited)

The Independent Directors then turned to a more focused review of the cost of services and the structure of the Adviser’s fees. The Independent Directors considered, among other things, a detailed review of the expense analysis report provided to them and other pertinent material with respect to the Fund. The Independent Directors reviewed extensively the other materials provided, including the comparative expenses, components and peer group selections. The Independent Directors considered the cost structure of the Fund relative to its peer funds.

The Independent Directors also reviewed information prepared by the Fund Administrator comparing the Fund’s contractual advisory fees with a peer group of funds, and comparing the Fund’s overall expense ratio to the expense ratios of a peer group of funds, as well as the profitability memo prepared by the Adviser. After further consideration, the Independent Directors considered whether the Adviser was obtaining for the Fund’s shareholders the total return performance that was available in the marketplace given the Fund’s investment objectives, strategies limitations and restrictions. The Independent Directors also reviewed information regarding expenses presented by management, which showed overall expenses of the Fund. Based on all of this information, the Independent Directors concluded that the Fund’s total expenses were reasonable.

The Independent Directors also discussed the overall profitability of advising the Fund to the Adviser, reviewing the Adviser’s financial information. The Independent Directors considered both the direct and indirect benefits to the Adviser from advising the Fund. The Independent Directors also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the applicable advisory agreement, as well as the Fund’s brokerage commissions. These considerations were based on material requested by the Directors specifically for the meeting, as well as the in-person presentations made by the Adviser over the course of the year. After further discussion, the Independent Directors concluded that the Adviser’s profit from advising the Fund currently was not excessive and that the Adviser had adequate financial strength to support the services to the Fund.

The Independent Directors reviewed the personnel responsible for providing services to the Fund and concluded, based on their experience and interaction with the Adviser, that (a) the Adviser was able to retain quality personnel, (b) the Adviser exhibited a high level of diligence and attention to detail in carrying out its responsibilities under the Advisory Agreement, (c) the Adviser was very responsive to the requests of the Independent Directors, (d) the Adviser had consistently kept the Independent Directors apprised of developments related to the Fund and the industry in general and (e) the Adviser continued to demonstrate the ability to grow the Fund.

Special Opportunities Fund, Inc.

Board approval of investment advisory agreement (unaudited)

The Independent Directors, meeting in executive session with independent counsel after due consideration of the written and oral presentations made by the Adviser at the meeting, concluded that the nature and scope of the advisory services provided was reasonable and appropriate in relation to the advisory fee, that the level of services to be provided by the Adviser were expected to be maintained and that the quality of service was expected to be high.

Based on the factors discussed above, the Board approved the Advisory Agreement between the Fund and Adviser.

(This Page Intentionally Left Blank.)

Investment Adviser
Brooklyn Capital Management, LLC
Park 80 West
250 Pehle Avenue, Suite 708
Saddle Brook, NJ  07663

Administrator and Fund Accountant
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Transfer Agent and Registrar
American Stock Transfer & Trust Company, LLC
59 Maiden Lane
New York, NY  10038

Fund Counsel
Blank Rome LLP
The Chrysler Building
405 Lexington Avenue
New York, NY  10174

Special Opportunities Fund, Inc.
1-877-607-0414
www.specialopportunitiesfundinc.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

The Audit Committee is comprised of Mr. James Chadwick, Mr. Ben H. Harris and Mr. Charles C. Walden.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

The following purchases were made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
January 1, 2012 to January 31, 2012	N/A	N/A	N/A	N/A
February 1, 2012 to February 29, 2012	N/A	N/A	N/A	N/A
March 1, 2012 to March 31, 2012	N/A	N/A	N/A	N/A
April 1, 2012 to April 30, 2012	N/A	N/A	N/A	N/A
May 1, 2012 to May 31, 2012	N/A	N/A	N/A	N/A
June 1, 2012 to June 30, 2012	N/A	N/A	N/A	N/A
Total	N/A	N/A	N/A	N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, care of the Administrator, 615 East Michigan Street, Milwaukee, WI 53202, and indicate on the envelope “Nominating and Corporate Governance Committee.”  The shareholder’s letter should state the nominee’s name and should include the nominee’s résumé or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  None.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Special Opportunities Fund, Inc.

By (Signature and Title)                      /s/Andrew Dakos
Andrew Dakos, President

Date     September 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)                      /s/Andrew Dakos
Andrew Dakos, President

Date     September 7, 2012

By (Signature and Title)                      /s/Gerald Hellerman
Gerald Hellerman, Chief Financial Officer

Date     September 8, 2012